Exhibit 99.3

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin with respect to Cactus and SPC (each of which is defined below), which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of EBITDA, Adjusted EBITDA and Transaction Adjusted EBITDA to net income, the most directly comparable measure calculated in accordance with GAAP, and calculations of Adjusted EBITDA margin, are provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Information Presented On February 28, 2023, Cactus, Inc., through one of its subsidiaries, completed its previously announced merger of the FlexSteel business (the “FlexSteel Merger”) through a merger with HighRidge Resources, Inc. and its subsidiaries (“HighRidge”). On February 27, 2023, in order to facilitate the FlexSteel Merger with HighRidge, an internal reorganization was completed in which Cactus Companies, LLC (“Cactus Companies”), a newly formed wholly-owned subsidiary of Cactus, Inc., acquired all of the outstanding units representing ownership interests in Cactus Wellhead, LLC, the operating subsidiary of Cactus, Inc. (the “CC Reorganization”). FlexSteel Holdings, Inc. was a wholly-owned subsidiary of HighRidge prior to the FlexSteel Merger and was converted into a limited liability company, contributed from HighRidge to Cactus Companies as part of the CC Reorganization and is now named FlexSteel Holdings, LLC (“FlexSteel”).Unless otherwise specifically noted herein or the context otherwise requires, information set forth herein with respect to periods prior to February 28, 2023 does not include the information of HighRidge and the FlexSteel business. Accordingly, unless otherwise specifically noted herein or the context otherwise requires, information with respect to Cactus, Inc. and its consolidated subsidiaries (the “Company”, “we”, “us”, “our” and “Cactus”) for the periods prior to February 28, 2023 refers only to Cactus prior to the FlexSteel Merger and does not include results and other information associated with HighRidge and the FlexSteel business. On June 2, 2025, Cactus Companies entered into a Framework Agreement with certain subsidiaries of Baker Hughes Company, pursuant to which Cactus, Inc. will acquire Baker Hughes Company’s surface pressure control business (“SPC” or “Baker Hughes Surface Pressure Control”), as described in Cactus, Inc.’s Current Report on Form 8-K filed June 2, 2025 (such transaction, the “SPC Transaction”). This presentation includes certain historical financial information related to SPC. Such financial information has been prepared in accordance with the relevant accounting records of Baker Hughes Holdings LLC and its affiliates, and has not been audited. An independent audit of SPC’s financial information for the year ended December 31, 2024 has not yet been conducted, but is expected to be completed by the closing of the SPC Transaction. As such, the SPC financial information presented herein is preliminary and subject to change, and material adjustments thereto may be necessary upon completion of the audit. None of Baker Hughes Company or its affiliates or any of its or their affiliates’ respective representatives have any responsibility for the content of this presentation. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding the SPC Transaction, our strategy, future operations, financial position, expected revenue, EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin, projected costs, pro forma financial profile, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “guidance,” “outlook,” “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the FlexSteel business or SPC, and our ability to realize the expected benefits and synergies of the SPC Transaction. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in Cactus, Inc.’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and the other documents that Cactus, Inc. files from time to time with the Securities and Exchange Commission (“SEC”). These documents are available on the Company’s website at https://cactuswhd.com/investors/sec-filings/ or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at www.sec.gov. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Important Disclosures

3 Increased Scale & Geographic Diversification With Strong Growth Potential in Key Markets Manufacturer of a Highly Engineered Product Sold Directly to End-Users Ability to Improve Financial Performance Through Management Know-How Low Future Capex Requirements Enhance Free Cash Flow Highly Variable Cost Business SPC Meets Cactus’ Acquisition Criteria

4 Cactus to form a JV with Baker Hughes whereby Cactus acquires 65% of SPC for $344.5 million ($530mm total enterprise value on a cash-free, debt-free basis) subject to customary purchase price adjustments Consideration to be paid in cash, with closing expected in the second half of 2025 subject to customary closing conditions and regulatory approvals Any time after the second anniversary of closing, Cactus has the right to purchase, and Baker Hughes has the right to require Cactus to purchase, the remaining 35% interest Baker Hughes remaining as a JV partner for at least two years provides further comfort in transitioning administrative services and in maintaining critical customer relationships Upfront purchase price to be funded with cash on hand and funds from Cactus’ undrawn $225mm revolving credit facility Cactus may pursue one or more debt financing transactions before closing to preserve revolving facility liquidity The upfront purchase price of 65% represents a multiple of approximately 6.7x 2024 Transaction Adjusted EBITDA(1) Expect to achieve annualized cost synergies of approximately $10mm within 12 months of closing Transaction & Financing Overview Transaction Overview Strategic Rationale Geographic diversification increases stability of the revenue profile through the cycle Increased scale via product lines well understood by Cactus management Access to attractive customers with long-term investment horizons, including NOCs and IOCs Greater revenue, earnings and cash flow visibility provided by substantial backlog (>$600mm as of December 31, 2024) Provides expansive international footprint to accelerate growth of FlexSteel products and services Highly accretive to financial metrics, while maintaining fortress balance sheet and financial flexibility Combined business supportive of continued capital returns to shareholders 1) EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.

Surface Pressure Control At a Glance

About SPC

- Baker Hughes Surface Pressure Control business designs and manufactures specialized pressure control equipment (wellhead systems and production trees)
- Combination of former Vetco Gray onshore and Wood Group Pressure Control businesses
- Provides field service and repair work for large installed base of equipment

$498 million 2024 Revenue[1]	**>$600mm** December 31, 2024 Backlog
$87 million 2024 Adjusted EBITDA[1,2]	**~85%** Middle East Revenues[1]
17% 2024 Adjusted EBITDA Margin[1,2]	**>$150mm** 2024 Aftermarket Service Revenue[2]
~1,100 Employees	**3** International Manufacturing Facilities



Conventional Wellhead Systems



Compact Multibowl Wellhead Solutions



Carbon Capture and Injection Wellhead Solutions



Geothermal Wellhead Solutions

Regan	Regan	vetcogray	WG	Baker Hughes
1906	**1986**	**2007**	**2011**	**2017**
Founded	Regan Forge Legacy acquired by Vetco Gray	Acquired by GE Oil & Gas	Acquired by GE Oil & Gas	GE Oil & Gas merged with Baker Hughes

1) Financial information related to SPC has not been audited. Total Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC's business in Saudi Arabia.
2) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP.

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6 Onshore Middle East Shelf Deepwater NAM Tight Liquids Oil Sands Rest of World Onshore Russia Onshore Extra Heavy Oil Total Remaining Resources (Billion Barrels) $27 $37 $43 $45 $46 $47 $52 $57 $0 $10 $20 $30 $40 $50 $60 $70 $80 0 200 400 600 Volume-Weighted Average Breakeven Price Height Indicates 60% Confidence Interval Breakeven Price Width Indicates Total Remaining Resources Brent Breakeven Price ($ / Barrel) Onshore Middle East Offers Lowest Breakeven for New Wells(1) SPC 2024 Revenue by Region(2) 1) Source: Rystad Energy as of October 2024. Excludes currently producing resources 2) Financial information related to SPC has not been audited. Well Positioned to the Most Resilient Oil and Gas Market Middle East onshore wells continue to have the lowest breakeven costs per barrel, providing long-term resiliency The vast majority of SPC revenues are derived from this market Middle East ~85% Other International ~15%

7 Cactus Current (1) Cactus Pro Forma (SPC 100%)(2) Pressure Control Revenue Cactus Consolidated Revenue Transformative Geographic Exposure U.S. 56% International 44% U.S. 66% International 34% U.S. 94% International 6% 1) Reflects 2024 results. International defined as non-U.S. revenue. 2) Reflects Cactus 2024 results, adjusted for unaudited SPC (100%) 2024 results. International defined as non-U.S. revenue. U.S. 95% International 5%

Expansive Global Operating Footprint

Global SPC Operations(1)



Bergen, Norway
Service & Repair
Dyce Aberdeen, UK
Service & Repair
Stavanger, Norway
Service & Repair
Houston, Texas
R&D
Suzhou, China
Manufacturing
Villahermosa, Mexico
Service
Bangalore, India
Engineering
Iraq
Iran
Rumaila, Iraq
Service & Repair
Kuwait
East Ahmadi, Kuwait
Service & Repair
Dammam, Saudi Arabia
Manufacturing
Qatar
Qatar
Service
Saudi Arabia
U.A.E.
Abu Dhabi, UAE
Headquarters & Manufacturing
Standalone Facilities
Primary Shared Facilities

1) Represents facilities dedicated to SPC in addition to facilities that will be shared for a period post-close while Cactus establishes its own facilities. Excludes facilities with nominal SPC headcount.

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9 2024 Financial Information (Excluding Synergies) Pro Forma Financial Profile Cactus Consolidated SPC (100%)(1) Cactus & SPC(2) Revenue $1,130 million $498 million $1,628 million Adj. EBITDA(3) $392 million $87 million $479 million Adj. EBITDA Margin(3) 35% 17% 29% Net Capital Expenditures(4) $35 million $10 million $46 million Adj. EBITDA – Net Capex $357 million $76 million $433 million Note: Figures may not sum due to rounding. 1) Financial information related to SPC has not been audited. Total Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC’s business in Saudi Arabia. 2) Represents the sum of Cactus Consolidated and “SPC (100%).” Does not reflect the potential impact of any purchase price adjustments that may result from purchase accounting. 3) EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Subsequent pages in this presentation contain reconciliations to the most comparable financial measures calculated in accordance with GAAP. 4) Net Capital Expenditures (or “Net Capex”) for Cactus represents cash flows from investing activities and for SPC represents net capital expenditures.

Appendix

Non-GAAP Reconciliation (SPC 100%)

Important Disclosure Regarding Non-GAAP Measures

EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by SPC management. We define SPC's EBITDA as net income excluding net interest, income tax, other expenses, and depreciation and amortization. We define SPC's Adjusted EBITDA and Transaction Adjusted EBITDA as EBITDA excluding the items indicated below. We define SPC's Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

We believe EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin are useful because they allow management to more effectively evaluate SPC's operating performance and compare the results of SPC's operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of SPC's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present SPC's EBITDA, Adjusted EBITDA, Transaction Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting SPC's business.

The following financial information has been prepared in accordance with the relevant accounting records of Baker Hughes Holdings LLC and its affiliates. This financial information has not been audited. An independent audit of SPC's financial information for the year ended December 31, 2024 has not yet been conducted, but is expected to be completed by the closing of the SPC Transaction. As such, the SPC financial information presented below is preliminary and subject to change, and material adjustments thereto may be necessary upon completion of the audit.

($ in thousands)	**Year Ended December 31,**	
	2024	**2023**
Net income	$51,304	$23,278
Interest expense, net	49,148	6,575
Other income	(21,067)	(2,133)
Income tax expense	3,154	6,423
EBIT	82,539	34,143
Depreciation and amortization	4,709	5,716
EBITDA	**$87,248**	**$39,859**
Business restructuring(1)	3,207	-
Saudi Arabia JV commission expense(2)	(5,421)	(4,359)
Other adjustments(3)	1,827	13,240
Adjusted EBITDA(4)	**$86,861**	**$48,740**
Saudi Arabia JV non-controlling interest(5)	(7,284)	(5,330)
Transaction Adjusted EBITDA	**$79,577**	**$43,410**
Revenue	**$498,194**	**$461,231**
Net income margin	*10.3%*	*5.0%*
Adjusted EBITDA margin	*17.4%*	*10.6%*

1) Reflects non-recurring expenses associated with the shutdown of a manufacturing facility in Mexico.
2) Reflects a selling commission due to a 10% non-controlling interest partner in Saudi Arabia excluded from operating income.
3) Other adjustments include out-of-period adjustments, non-recurring contract results, normalization of incentive compensation and other non-operational or timing adjustments.
4) Adjusted EBITDA reflects fully consolidated SPC, which includes the earnings of a 10% JV partner in SPC's business in Saudi Arabia.
5) Reflects a 10% JV partner in Saudi Arabia's share of earnings on an EBITDA basis, which is not included in the transaction.

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12 Year Ended ($ in thousands) December 31, 2024 2023 Net income $232,758 $214,840 Interest expense (income), net (6,459) 6,480 Income tax expense 66,518 47,536 EBIT 292,817 268,856 Depreciation and amortization 60,438 65,045 EBITDA $353,255 $333,901 Revaluation of tax receivable agreement liability (3,204) (4,490) Transaction related expenses 2,793 12,183 Remeasurement loss on earn-out liability 16,318 14,850 Inventory step-up expense - 23,516 Stock-based compensation 22,888 18,105 Adjusted EBITDA $392,050 $398,065 Pressure Control Revenue $724,038 $756,727 Spoolable Technologies Revenue 407,038 340,233 Corporate and Other Eliminations (1,262) - Total Revenue $1,129,814 $1,096,960 Net income margin 20.6% 19.6% Adjusted EBITDA margin 34.7% 36.3% Non-GAAP Reconciliation (Cactus) Important Disclosure Regarding Non-GAAP Measures EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement liability, (gain) loss on debt extinguishment, stock-based compensation, remeasurement loss on earn-out liability, inventory step-up expense, and transaction (acquisition or equity offering) related expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA, Adjusted EBITDA and Adjusted EBITDA margin should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA, Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business.

13 Alan Boyd Director of Corporate Development & Investor Relations 713-904-4669 IR@CactusWHD.com Investor Relations Contact